UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)    September 1, 2005
                                                       -------------------------

                               Entergy Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                1-11299                                  72-1229752
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        (Commission File Number)             (IRS Employer Identification No.)


  639 Loyola Avenue, New Orleans, Louisiana                           70113
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  (Address of Principal Executive Offices)                          (Zip Code)

                                  504-576-4000
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      _
     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      _
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      _
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      _
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Entergy Corporation (the "Company") will conduct a teleconference with investors on Tuesday, September 6, 2005 at 10:00 a.m. CDT to discuss the Company's response to Hurricane Katrina. The call will be hosted by executive vice president and chief financial officer, Leo Denault, thereby allowing chief executive officer J. Wayne Leonard and other members of the senior management team to continue to manage critical operating issues associated with maintaining safety while restoring service to its customers. The teleconference may be accessed by either dialing 719-457-2730, confirmation code 4901346 no more than 15 minutes prior to the start time or by visiting www.entergy.com/webcasts. A replay of the teleconference will be available through September 13, 2005 by dialing 719-457-0820, confirmation code 4901346.

While all members of the Company's investor relations team evacuated the New Orleans area prior to Katrina's landfall, all are not yet accessible by telephone due to interruptions in regional telecommunications equipment. Temporary contact information has been set up as follows:

     Primary contact: Paul LaRosa 850-855-1251
     Secondary contact: Paula Waters 318-245-8637

                                   SIGNATURES
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Entergy Corporation
                                             -------------------
                                             (Registrant)

                                             By: /s/  Nathan E. Langston
                                                 ------------------------------
                                                 Nathan E. Langston
                                                 Senior Vice President and
                                                 Chief Accounting Officer



Dated:  September 1, 2005